Investor Presentation:January 2019 Exhibit 99.1

Safe Harbor Forward Looking Statements This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company’s results may differ materially from those expressed or implied by such forward- looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the preliminary prospectus for this offering. You should read the prospectus, including the Risk Factors set forth therein and the documents that the Company has filed as exhibits to the registration statement, of which the prospectus is a part, completely and with the understanding that if any such risks or uncertainties materialize or if any of the relevant assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Except as required by law we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Non-GAAP Disclosure This presentation contains certain non-GAAP financial measures such as EBITDA and adjusted EBITDA among others. While the company believes these non-GAAP financial measures provide useful information for investors, the presentation of this information is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. Please refer to the Company’s earnings press releases for a reconciliation of non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP.

WE FUNDAMENTALLY BELIEVE THAT FRESHPET HAS THE POTENTIAL TO CHANGE THE WAY PEOPLE FEED THEIR PETS . . . FOREVER

Freshpet Lives at the Intersection of Two Very Powerful Macro-Trends in CPG Humanization of Pets Fresh, Wholesome, All-Natural Foods

We start with FRESH ingredients & finish with FRESH food. No preservatives, no additives...only the WHOLE NURISHMENT pets need.

High Brand Loyalty Alignment with deep pet parent emotional motivations Differentiated Innovative forms, technologies, and appearance Manufacturing Proprietary technology, processes, and infrastructure Freshpet Fridge Branded, company-owned real estate Supply Chain Only national refrigerated pet food network in North America A difficult business to replicate Retailer Partners Delivers benefits in traffic, frequency and retailer margins

We Operate Differently Delighting consumers with fresh food & our company ideology Environmentally Focused Employee Engagement Community & Consumer Engagement

In 2017, we launched our new strategy

HIGHLY CONFIDENTIAL Growth Goal:$300 million net sales as soon as 2020 Future Economic Model Projected FY 2016 2020 Growth Rate 15% 15-20% Stores 16,609 23,000 ACV % 40.4 >50 Adj. Gross Margin 50.9% 52% Adj. EBITDA Margin 13% 20% Media Investment ~6% of sales ~9% of sales Advertising Payback 1.5 yrs <1 yr Free Cash Flow -$13.9M ~15% of sales* *Before capacity expansion for sales beyond $300 million $ in millions

Accelerated growth in mega-channel

2018 fresh consumption +28%


Nielsen Mega-Channel: XAOC + Pet + WFM Sales Growth
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
14.8
12.0
12.1
7.4
13.3
8.2
15.3
8.0
17.8
7.3
21.8
5.9
21.6
6.3
23.0
6.5
25.0
6.7
27.7
7.4
30.8
6.8
29.3
6.5
JFM 16 - W/E
AMJ 16 - W/E 07/02/16
JAS 16 - W/E 10/01/16
OND 16 - W/E 12/31/16
JFM 17 - W/E 04/01/17
AMJ 17 - W/E 07/01/17
JAS 17 - W/E 09/30/17
OND 17 - W/E 12/30/17
JFM 18 - W/E 03/31/18
AMJ 18 - W/E 04/02/16 06/30/18
JAS 18 - W/E 09/29/18
OND 18 - W/E 12/29/18
$ % Chg YA
ACV % Chg YA
Linear ($ % Chg YA)

freshpet

Steady distribution growth & accelerating velocity 15% 15% 14% 9% 7% 8% 8% 6% 6% 6% 6% 7% 7% 7% 6% 4% 2% 3% 3% 6% 6% 11% 15% 12% 15% 16% 22% 21% 19% 0% 5% 10% 15% 20% 25% Freshpet Distribution and Velocity Progress (Growth vs. YA) 0% 4 W/E4 W/E4 W/E4 W/E4 W/E4 W/E4 W/E4 W/E4 W/E4 W/E4 W/E4 W/E4 W/E4 W/E4 W/E 01/02/16 01/30/16 02/27/16 03/26/16 06/18/16 10/08/16 12/31/16 03/25/17 07/15/17 10/07/17 12/30/17 03/24/18 07/14/18 10/06/18 12/29/18 %ACV IYA$ / $MM ACV IYA Nielsen Mega-Channel ACV and $M/$M ACV for 4 week periods 1/2/16 to 12/29/18

2018 Key Developments

Expect to deliver our 2018 guidance 2017 Actuals 2018 Guidance Change vs. YA Net Sales ($ millions) $152.4 >$190 >25% Adjusted EBITDA ($ millions) $17.6 >$20.0 >14%

Advertising drove penetration gains which drove growth Nielsen HH Panel date for Freshpet Core Dog (Rolls, Roasted Meals and Fresh from the Kitchen) – Rolling 52 week penetration data $- $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 1 1.1 1.05 1.15 1.2 1.25 1.35 1.3 1.4 1.45 Cumulative Media Spending vs. 52 Week Core Dog Penetration 1.5$40,000,000 HH Penetration Cumulative Spend Linear (HH Penetration) Linear (Cumulative Spend)

Highly successful innovation drove revenue but margin % mix



Small Dog Rolls
Large Dog Rolls
Dog Roasted Meals
FFTK
Treats
Stews
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
Successful bag innovations
JFM 14 - W/E 04/05/14
AMJ 14 - W/E 07/05/14
JAS 14 - W/E 10/04/14
OND 14 - W/E 01/03/15
JFM 15 - W/E 04/04/15
AMJ 15 - W/E 07/04/15
JAS 15 - W/E 10/03/15
OND 15 - W/E 01/02/16
JFM 16 - W/E 04/02/16
AMJ 16 - W/E 07/02/16
JAS 16 - W/E 10/01/16
OND 16 - W/E 12/31/16
JFM 17 - W/E 04/01/17
AMJ 17 - W/E 07/01/17
JAS 17 - W/E 09/30/17
OND 17 - W/E 12/30/17
JFM 18 - W/E 03/31/18
AMJ 18 - W/E 06/30/18
JAS 18 - W/E 09/29/18
OND 18 - W/E 12/29/18
$

freshpet

Since 2016, mix has hurt core gross margin by >120 bps. Will be addressed in 2019.

$150,000 $160,000 $170,000 $180,000 $190,000 $200,000 $210,000 $220,000 $35,000,000 $37,000,000 $39,000,000 $41,000,000 $43,000,000 $45,000,000 $47,000,000 $49,000,000 $51,000,000 $53,000,000 Q1 Q2 Q3 Q4 Labor Productivity Revenue Produced $Revenue Per FTE Growing pains:Increased staffing ahead of demand increased production costs Began 24/7 Production Increased staffing +37% vs. June ‘18 to convert lines to 24/7 production in Sept. ‘18 and Jan. ‘19

Encouraging progress in Canada and the UK

- On-track to become a meaningful contributor post-2020



UK Advertising Test Results
Advertising Test
Week 21
Week 22
Week 23
Week 24
Week 25
Week 26
Week 27
Week 28
Week 29
Week 30
Week 31
Week 32
Week 33
Week 34
Week 35
Week 36
Week 37
Week 38
Week 39
Week 40
Week 41
Week 42
Week 43
FP Merch & TV Stores
TV Only
All Other Tesco

E-commerce strategy showing significant upside potential 2016 2017 2018 2019P 2020P Freshpet E-Com Sales E-commerce Strategy: Grow with winning fresh players Doubled e-commerce sales to 1.5% of net sales in FY18 Q3 vs. FY17 Q3 >70% of e-commerce sales utilize Freshpet Fridges

2019

Freshpet 2019 growth priorities Expand the Freshpet consumer franchise Increase HH penetration Expand buying rate Strengthen Freshpet’s retail presence Increase ACV and TDP’s Upgrade Fridges Install 2nd Fridges Strengthen Gross Margin/Adjusted EBITDA Margin Pricing Product Innovation Efficiency gains and capacity utilization Build more efficient capacity (Kitchens 2.0 start-up in 2020) Deliver SG&A absorption gains Continue Measured Development in Canada and UK Modest investment to establish consumer foundation

Expand the Freshpet consumer franchise Increase advertising $$ investment vs. 2018 (same % of sales as 2018) More weeks Higher media weights

Expand Freshpet’s retail presence Strong velocity growth is driving increased retailer interest >20% velocity growth at many top retailers (avg. 17% in XAOC) Fastest growing pet food brand in many top retailers High productivity per square/linear foot vs. category average Double digit market shares at some leading retailers Freshpet supports retailers’ “fresh” strategies /less likely “showroomed” Will exceed 20,000 stores in 2019 Upgraded 805 Fridges in 2018

With aspirations to change the category forever Good Better Best

Strengthen gross margin/adjusted EBITDA margin Pricing Targeted bag items Increase margins on lower margin items Improve mix Innovation Increase appeal of rolls Higher margin bag items Improve mix COGS Increase yield/throughput Grow into staffing Break ground on Kitchens 2.0 SG&A Scale benefits in freight G&A growth significantly < sales growth

Continue measured development in Canada & UK

0.00% 0.50% 1.50% 1.00% 2.00% 2.50% 3.00% 4.00% 3.50% 4.50% 5.00% $- $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 2016 2019 2020 2025 Freshpet Growth Potential 20172018 Media Spending ($ millions) Buying Rate 20212022 Revenue ($ million) 20232024 Core Dog HH Penetration Driving net sales towards $500+ million and beyond

Delighting pet parents, pets, shareholders and employees . . .

Appendix

Consumption, Distribution and Penetration Data

Growing 25 pts. faster than the category in all classes of trade % Change vs YA by Class of Trade Nielsen: Freshpet RFG $ Latest 4 Week Data as of 10.6.18 JFM 18 AMJ 18 JAS 18 OND 18 $ % Chg YA Total xAOC+Pet+WFM 25.0 27.7 30.8 29.3 Total US xAOC 27.6 29.0 32.7 31.9 Total US Food 32.1 32.6 37.5 38.8 TTL Pet Specialty (Petco + Petmsart) 15.6 23.6 23.1 19.7

Growing distribution reach (ACV) and depth (TDP) with significant room to grow Nielsen Mega-Channel % ACV for 13 week periods 4/5/14 through 12/29/18 Nielsen Mega-Channel TDP for 13 week periods 4/5/14 through 12/29/18 Freshpet % ACV Trend 50.0 45.0 40.0 35.0 30.0 25.0 20.0 Freshpet Total Distribution Points (TDP) Nielsen Mega-Channel 700.0 650.0 600.0 550.0 500.0 450.0 400.0 350.0 300.0

Strong velocity growth regardless of how long the fridge has been in place 18.0% 17.8% 20.1% 28.2% 31.5% 2018 Same Store Sales Growth by Vintage Representative Customer Original2013201420152016 Y T D % C H G 19.4% 21.5% 21.6% 22.4% 24.1% 23.9% 30.8% 2018 Same Store Sales Growth by Vintage Representative Customer Original201120122013201420152016 Y T D % C H G Customer A Customer B

Increased penetration & buying rate Source: TTL FP RFG, 52 weeks ending 10/6/18, Nielsen HH Panel, Internal Buy Rate Calculation, Repeat NBD-Adj Nielsen HH Panel $62.86 $81.73 $88.78 $91.39 $101.36 52 W/E 10/11/14 52 W/E 10/10/15 52 W/E 10/07/17 52 W/E 10/06/18 Total Freshpet Buying Rate, Penetration and Repeat Rate TTL FP RFG 52 W/E 10/08/16 Buy Rate Penetration 1.40 1.47 1.54 1.77 2.02 Repeat 64 67 68 69 70

Adding new buyers who behave like previous buyers $28.20 $74.48 New in 2016 Retained into 2017 $31.75 $76.64 New in MY 2017 Retained into MY 2018 New User Buying Rate: Freshpet Core Dog MY= 52 weeks ending June $29.13 $86.33 New in 2015 Retained into 2016 Nielsen HH Panel date for Freshpet Core Dog – 52 week buying rate data for new users by year

Consumer Insights

Reasons to Start Buying Freshpet

80% Health
70% Dog Eating Woes
50% Add Variety to Meal


39
31
28
25
43
27
22
22
21
22
21
27
21
More like real food
Wanted to give my dog higher quality nutrition
Healthier
Made with the freshest ingredients
Dog was a picky eater
Wanted to give dog something special
Looked tastier
Looking for variety to add to dog's meal time
To improve dog's health
Wanted something to add to dog's dry food
Dog getting older
Dog didn't enjoy his food
Dog was excited to eat it
New Freshpet Buyers

Source: Nielsen NLR Survey 2017, n=67 Why have you INSERT Q9 RESPONSE: started purchasing, purchased more of Freshpet in the past 12 months compared to the previous 12 months? Please select all that apply.
Note: Top 13 responses shown

Copyright © 2017 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

freshpet

AWARENESS FP PROPOSITION COMPLACENCY INCONVIENENT AVAILABILITY PRICE/VALUE Source: 2016 FP Brand Tracker, 2016 FP A&U, TTL Aware Non Users/Prime Prospects Main Reason Not Purchasing, Shop-A-longs, n=202 Barriers to purchasing Freshpet (among prime prospects) 43% Aided Awareness Making the Strange, Familiar It’s freshER Roll looks like a Sausage/”Gross Factor” ~40% Content w/ Brand It’s Fine, Works Shopping on Auto- Pilot/By-Pass Fridge 10% Purchase Too Often 5% Too Much Trouble 14% Not Available 45% ACV 22% Too Expensive

Visitors (Use Occasionally) Loyal (Use Exclusively or Most Often) Freshpet pet parent segments Source: Nielsen 2017 NLR Custom Survey, 2016 A&U, Nielsen Demos 2017, 2018 Mini A&U, 31% of FP Buyers 53% of FP $ FP Spend: $167 40% of FP Buyers 15% of FP $ FP Spend: $37 Mixers (Use FP Regularly, but Use Others Brand More) 29% of FP Buyers 32% of FP $ FP Spend: $107

Source: Visible Difference Survey, September 2018; 2016 FP A&U, green highlight notes statistical difference at least at 80% confidence level Encouraging franchise longevity 1 Dog, 51% 2+ Dogs, 49% Freshpet Number of Dogs in HH Dog Age 10% 11+ yrs old 62% 1-4 yrs old 14% 6-11 mos 5% under 6 mos 36% 5-10 yrs old

79% 61% 67% 38% 21% 39% 33% 63% Less than 1010-24 pounds 25-50 pounds pounds Over 50 pounds Freshpet: Meal vs Mixer (1 Dog HHs) As the MealAs a Mixer 71% 36% 31% 12% 29% 64% 69% 88% Less than 10 pounds 10-24 pounds25-50 pounds Over 50 pounds FreshPet Loyalty ExclusiveRegular Freshpet feeding behavior by size of dog Source: FP Panel, FP088, n=123 Single Dog HHs, FP Regular Users

Freshpet Pet Parents are significantly more likely to have experienced a visible difference in their dog(s) Freshpet Dog Food Feeders Competitive Dog Food Feeders % % Yes 83 62 No 17 38 Source: Visible Difference Study, Sept 2018. green highlight notes statistical difference at 95% confidence level % Noticed a Visible Difference in Dog Top-Two Box Percentages (i.e. Much/Somewhat Better) Freshpet Dog Food Feeders Competitive Dog Food Feeders % % More Enthusiastic for Eating 74 50 Improved Appetite (Less of a Picky Eater) 73 48 Increased Energy Level 72 54 Shinier Coat 71 53 Happier 70 53 Better Stools 70 51 Fewer Upset Stomach Episodes 68 45 Healthier Skin 67 49 Fresher Breath (Less Stinky) 66 44 Improved Muscle Tone 66 43 Healthier Weight 64 45 Brighter Eyes 64 43 Less Flatulence 64 41 Alleviated Allergies 59 33 Less Tear Staining 54 34 Freshpet pet parents notice a difference

Growth Potential

Just scratching the surface of HH penetration potential Prime Prospects With Top 2 Box Purchase Interest in Freshpet Concept PP’s with Positive Interest (53%) By 2025, there will be 7.5 million HH’s who have expressed top 2 box purchase interest in the Freshpet idea – and we have reached <2 million so far n=359, n=140 Super Premium & Premium Pet HH’s (50MM) 14% Positive Purchase Intent 26% Prime Prospects Super Premium & Premium Pet HH’s (50MM)

Pricing Data

$3.80 $3.30 $2.40 $2.40 $2.14 $1.92 $1.77 $1.73 $1.62 $1.55 $1.28 $0.61 $0.61 $0.49 $- $1.00 $2.00 $3.00 $4.00 $8.00 $7.47 $7.05 $7.00 $6.00 $5.31 $5.00 Grocery and Mass Select is middle of the pack on cost to feed Cost to Feed a 30lb Dog Daily

$4.50 $4.44 $4.37 $4.00 $3.80 $3.77 $3.75 $3.26 $3.09 $2.81 $2.50 $2.42 $2.12 $2.00 $1.00 $- $3.00 $4.00 Pet Specialty Vital is an economical choice in Pet Cost to Feed a 30lb Dog Daily Title $8.00 $7.47 $7.00 $6.48 $6.00 $5.50 $5.00

Business Model

How We Service Our Customers Produced in Freshpet Kitchens Shipped to Third Party Warehouse Delivered to Pet Channel Distributor Transported via Third Party Carrier DSD Delivery to Pet Specialty Store Delivered to Grocery, Mass and Club Stores Delivered to Customer’s Warehouse

Capturing significant benefits of scale and velocity Fixed Cost Pick-Up Manuf. overhead absorption G&A overhead absorption Logistics More cases per pallet More pallets per order/full trucks More straight pallets Ultimately, fewer miles per order Retail Presence Lower % sales to service fridges Higher frequency retail coverage Higher visibility/more sophisticated fridges Fresher product Lower fridge capex per incremental $ of sales Advertising More continuous media More impactful media vehicles +900 bps Incremental gains